Shareholders' Equity	9 Months Ended
Sep. 30, 2020
Disclosure of classes of share capital [abstract]
Shareholders' Equity

NOTE 6 - SHAREHOLDERS’ EQUITY

a.	On May 7, 2020 and May 11, 2020, the Company entered into securities purchase agreements with several institutional investors and existing shareholders to purchase 11,492,065 of the Company's ordinary shares at a purchase price of $1.575 per share in a registered direct offering. In a concurrent private placement, the Company issued to investors and existing shareholders in the offering unregistered warrants to purchase up to 11,492,065 ordinary shares. Each warrant is exercisable immediately upon issuance at an exercise price of $1.45 per share, and will remain exercisable for 18 months following issuance date. The offering raised a total of $18.1 million, with net proceeds of $16.4 million, after deducting fees and expenses. The closing of the sale of the ordinary shares and warrants occurred on May 11, 2020 and May 13, 2020.

The fair value of the warrants is computed using the Black-Scholes option-pricing model. The underlying data used for computing the fair value of the warrants are mainly as follows: ordinary share price based on the current price of an ordinary share: $1.27-$1.63; expected volatility based on Company historical trade: 74%-76%; risk-free interest rate: 0.155%-0.165%; expected dividend: zero; and expected life to exercise of 1.5 years. The consideration was allocated between ordinary shares and warrants based on the ratio of the warrants’ fair value and the ordinary share price.

On June 9, 2020, the Company registered the resale of 11,492,065 ordinary shares underlying the warrants. As of September 30, 2020, none of the warrants were exercised.

b.	During the nine months ended September 30, 2020, the Company sold an aggregate of 521,943 ordinary shares under its at-the-market equity facility. The total consideration amounted to $549 thousand, net of issuance costs.

c.	On January 6, 2020, 2,952,381 short-term warrants related to June 25, 2018 registered direct offering expired.

d.	On July 29, 2020, the general meeting of the shareholders of the Company approved the increase of the authorized share capital of the Company by 80,000,000 ordinary shares to 150,000,000 ordinary shares, par value NIS 0.01 per share.